UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K/A

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): November 10, 2025

SPLASH BEVERAGE GROUP, INC.

(Exact name of registrant as specified in its charter)

Nevada	001-40471	34-1720075
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1314 East Las Olas Blvd, Suite 221

Fort Lauderdale, Florida 33301

(Address of principal executive offices)

Registrant’s telephone number, including area code: (954) 745-5815

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

 Securities registered pursuant to Section 12(b) of the Act:

Common Stock, $0.001 par value	SBEV	NYSE American LLC
(Title of Each Class)	(Trading Symbol)	(Name of Each Exchange on Which Registered)

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (CFR §230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (CFR §240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

EXPLANATORY NOTE

This Current Report on Form 8-K/A amends Item 3.02 of the Current Report on Form 8-K which was filed with the Securities and Exchange Commission on November 14, 2025, by Splash Beverage Group, Inc. (the “Company”), solely for the purpose of correcting the year of the date of maturity of the senior promissory notes as described in Item 3.02.

Item 3.02 Unregistered Sales of Equity Securities.

Note Financing

On November 12, 2025, Splash Beverage Group, Inc. (the “Company”) borrowed a total of $500,000 from two accredited investors and issued to such investors senior promissory notes in the total combined original principal amount of $588,235.30, representing a 15% original issue discount (the “Notes”). The Notes mature on February 12, 2026, and accrue interest at a rate of 6% beginning on the 30-day anniversary of the issuance date. The Notes contain customary events of default, the occurrence of which would result in acceleration of the maturity date thereof.

The Notes also provide that if the Company completes any public offering or private placement of its equity, equity-linked or debt securities, the holder may, in its sole discretion, elect to apply as purchase consideration for such transaction: (i) all, or any portion, of the then outstanding principal amount of the Note and any accrued but unpaid interest, and (ii) any securities of the Company then held by the holder, at their fair value.

The foregoing description of the Notes does not purport to be complete and is qualified in its entirety by the full text of the Notes, a form of which is filed as Exhibit 4.1 to this Current Report on Form 8-K and is incorporated herein by reference.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits.

Exhibit #	Exhibit Description
4.1	Form of Senior Promissory Note (incorporated herein by reference to Exhibit 4.1 filed with the SEC on November 14, 2025)

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: November 17, 2025

SPLASH BEVERAGE GROUP, INC.

By:	/s/ William Meissner
William Meissner, President